                                                            Exhibit 10.28 1 of 3


Simon
Worldwide
Inc.


February 7, 2003

Mr. George G. Golleher
Three Corporate Plaza
Suite 240
Newport Beach, CA 92660

Dear Mr. Golleher:

      In recognition of the valuable services you provide to Simon Worldwide, Inc. (the "Company") as an outside director, particularly in light of the loss in August 2001 of two customers who represented a total of 88% of the Company's net revenues, on August 28, 2001, you and the Company entered into a letter agreement which provides, among other things, for compensation to you for services rendered as a director other than at Board and committee meetings.

      Since the date of that letter agreement, the Company has been winding down its business operations and has terminated the services of its executive officers. It currently operates with a skeleton organization of a total of 10 employees and consultants which, together with outside advisors, deals primarily with the litigation matters which arose as a result of the events of August 2001, prepares the financial statements and other information required in connection with filings with the Securities and Exchange Commission ("SEC") and is in the process of exploring plans and opportunities for the business going forward. On March 12, 2002, you were appointed a member of the Executive Committee of the Board of Directors (the "Executive Committee") which has been delegated the authority to manage the day-to-day operations of the Company.

      Under the Sarbanes-Oxley Act of 2002 (the "Act"), the Company is required to include in its financial statements and reports filed with the SEC (the "Reports") so-called "criminal" and "civil" certifications signed by its chief executive officer. These certifications carry with them potential criminal and civil penalties for the individuals who sign them. Since the Company has no chief executive officer, under the SEC rules the Executive Committee is deemed to be fulfilling the role of the Company's chief executive officer. Consequently, the responsibilities and accountability of co-chief executive officer of the Company have effectively been added to your duties.






    1888 Century Park East, Suite 222, Los Angeles, CA 90067 (310) 552-6800

      In addition to the annual report on Form 10-K for the year ended December 31, 2002 (the "2002 10-K") and the financial statements and reports of the Company to be filed with the SEC for periods ending after the date of this letter agreement, such certifications are also required in connection with the amended and restated annual report on Form 10-K/A for the year ended December 2001, the amended and restated quarterly report on Form 10-Q/A for the first quarter of 2002, and the quarterly reports on Form 10-Q for the second and third quarters of 2002, which the Company expects to file in the very near future.

      In order to induce you to continue to serve as a member of the Executive Committee and to compensate your for the additional obligations, responsibilities and potential liabilities of such service, which now includes the role of co-chief executive officer, the Company agrees to pay you: (i) a fee of $100,000 for your services related to the Company's 2002 fiscal year, and
(ii) a fee of $100,000 for your services related to the Company's 2003 fiscal year. Both fees shall be payable promptly following the execution of this letter agreement provided, however, in the event you voluntarily resign as a director or as a member of the Executive Committee prior to the filing with the SEC of the Company's annual report on Form 10-K for the year ended December 31, 2003, you agree to refund to the Company the 2003 fee minus $20,000 for each of the Company's fiscal quarters which has elapsed prior to the date of your voluntary resignation. This would not apply to any resignation which is forced by the Board or shareholders or a failure to re-elect you to your position, in all of which events you shall retain your fee.

      This letter agreement in no way modifies or supercedes our August 28, 2001 letter agreement which remains in full force and effect.

      If this letter accurately reflects our agreement, please sign the enclosed copy where indicated below and return it to me.

                                          Very truly yours,

                                          Simon Worldwide, Inc.


                                          By:  /s/ JOSEPH W. BARTLETT
                                               ----------------------
                                          Joseph W. Bartlett, as authorized
                                          by the Board of Directors


Agreed:


/s/ GEORGE G, GOLLEHER
----------------------
George G. Golleher

                                                            Exhibit 10.28 2 of 3


Simon
Worldwide
Inc.


February 7, 2003

Mr. Joseph Anthony Kouba
1445 Fifth Street
Santa Monica, CA 90401

Dear Mr. Kouba:

      In recognition of the valuable services you provide to Simon Worldwide, Inc. (the "Company") as an outside director, particularly in light of the loss in August 2001 of two customers who represented a total of 88% of the Company's net revenues, on August 28, 2001, you and the Company entered into a letter agreement which provides, among other things, for compensation to you for services rendered as a director other than at Board and committee meetings.

      Since the date of that letter agreement, the Company has been winding down its business operations and has terminated the services of its executive officers. It currently operates with a skeleton organization of a total of 10 employees and consultants which, together with outside advisors, deals primarily with the litigation matters which arose as a result of the events of August 2001, prepares the financial statements and other information required in connection with filings with the Securities and Exchange Commission ("SEC") and is in the process of exploring plans and opportunities for the business going forward. On March 12, 2002, you were appointed a member of the Executive Committee of the Board of Directors (the "Executive Committee") which has been delegated the authority to manage the day-to-day operations of the Company.

      Under the Sarbanes-Oxley Act of 2002 (the "Act"), the Company is required to include in its financial statements and reports filed with the SEC (the "Reports") so-called "criminal" and "civil" certifications signed by its chief executive officer. These certifications carry with them potential criminal and civil penalties for the individuals who sign them. Since the Company has no chief executive officer, under the SEC rules the Executive Committee is deemed to be fulfilling the role of the Company's chief executive officer. Consequently, the responsibilities and accountability of co-chief executive officer of the Company have effectively been added to your duties.






    1888 Century Park East, Suite 222, Los Angeles, CA 90067 (310) 552-6800

      In addition to the annual report on Form 10-K for the year ended December 31, 2002 (the "2002 10-K") and the financial statements and reports of the Company to be filed with the SEC for periods ending after the date of this letter agreement, such certifications are also required in connection with the amended and restated annual report on Form 10-K/A for the year ended December 2001, the amended and restated quarterly report on Form 10-Q/A for the first quarter of 2002, and the quarterly reports on Form 10-Q for the second and third quarters of 2002, which the Company expects to file in the very near future.

      In order to induce you to continue to serve as a member of the Executive Committee and to compensate your for the additional obligations, responsibilities and potential liabilities of such service, which now includes the role of co-chief executive officer, the Company agrees to pay you: (i) a fee of $100,000 for your services related to the Company's 2002 fiscal year, and
(ii) a fee of $100,000 for your services related to the Company's 2003 fiscal year. Both fees shall be payable promptly following the execution of this letter agreement provided, however, in the event you voluntarily resign as a director or as a member of the Executive Committee prior to the filing with the SEC of the Company's annual report on Form 10-K for the year ended December 31, 2003, you agree to refund to the Company the 2003 fee minus $20,000 for each of the Company's fiscal quarters which has elapsed prior to the date of your voluntary resignation. This would not apply to any resignation which is forced by the Board or shareholders or a failure to re-elect you to your position, in all of which events you shall retain your fee.

      This letter agreement in no way modifies or supercedes our August 28, 2001 letter agreement which remains in full force and effect.

      If this letter accurately reflects our agreement, please sign the enclosed copy where indicated below and return it to me.

                                          Very truly yours,

                                          Simon Worldwide, Inc.


                                          By: /s/ JOSEPH W. BARTLETT
                                              ----------------------
                                          Joseph W. Bartlett, as authorized
                                          by the Board of Directors


Agreed:


/s/ JOSEPH ANTHONY KOUBA
------------------------
Joseph Anthony Kouba

                                                            Exhibit 10.28 3 of 3


Simon
Worldwide
Inc.


February 7, 2003

Mr. Gregory Mays
71 South Peak
Laguna Niguel, CA 92677

Dear Mr. Mays:

      On September 25, 2001, you and Simon Worldwide, Inc. (the "Company") entered into a letter agreement which provides, among other things, for compensation to you for performing financial accounting and operational support services for the Company.

      Since the date of that letter agreement, the Company has been winding down its business operations and has terminated the services of its executive officers. It currently operates with a skeleton organization of a total of 10 employees and consultants which, together with outside advisors, deals primarily with the litigation matters which arose as a result of the events of August 2001, prepares the financial statements and other information required in connection with filings with the Securities and Exchange Commission ("SEC") and is in the process of exploring plans and opportunities for the business going forward.

      Under the Sarbanes-Oxley Act of 2002 (the "Act"), the Company is required to include in its financial statements and reports filed with the SEC (the "Reports") so-called "criminal" and "civil" certifications signed by its chief financial officer. These certifications carry with them potential criminal and civil penalties for the individuals who sign them. Since the Company has no chief financial officer nor other senior financial employees, under the SEC rules your role may be deemed to be fulfilling the function of the Company's chief financial officer. Consequently, the responsibilities and accountability of chief financial officer of the Company have effectively been added to your duties.

      In addition to the annual report on Form 10-K for the year ended December 31, 2002 (the "2002 10-K") and the financial statements and reports of the Company to be filed with the SEC for periods ending after the date of this letter agreement, such certifications are also required in connection with the amended and restated annual report on Form 10-K/A for the year ended December 2001, the amended and restated quarterly report on Form 10-Q/A for the first quarter of 2002, and the quarterly reports on Form 10-Q for the second and third quarters of 2002, which the Company expects to file in the very near future.




    1888 Century Park East, Suite 222, Los Angeles, CA 90067 (310) 552-6800

      In order to induce you to continue to serve as a consultant to the company and to compensate your for the additional obligations, responsibilities and potential liabilities of such service, which now includes the role of chief financial officer, the Company agrees to pay you: (i) a fee of $50,000 for your services related to the Company's 2002 fiscal year, and (ii) a fee of $50,000 for your services related to the Company's 2003 fiscal year. Both fees shall be payable promptly following the execution of this letter agreement provided, however, in the event you voluntarily resign as a consultant and chief financial officer prior to the filing with the SEC of the Company's annual report on Form 10-K for the year ended December 31, 2003, you agree to refund to the Company the 2003 fee minus $10,000 for each of the Company's fiscal quarters which has elapsed prior to the date of your voluntary resignation. This would not apply to any resignation which is forced by the Board or shareholders, in which event you shall retain your fee.

      This letter agreement in no way modifies or supercedes our September 25, 2001 letter agreement which remains in full force and effect.

      If this letter accurately reflects our agreement, please sign the enclosed copy where indicated below and return it to me.

                                          Very truly yours,

                                          Simon Worldwide, Inc.


                                          By:  /s/ JOSEPH ANTHONY KOUBA
                                               ------------------------
                                          Joseph Anthony Kouba, Member
                                          Executive Committee


Agreed:


/s/ GREGORY MAYS
----------------
Gregory Mays